SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 1, 2011

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24081 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2011, the Board of Directors of Evolving Systems appointed Daniel J. Moorhead, Vice President, Finance and Administration, an officer of the Company.

Daniel J. Moorhead, 39, re-joined the Company in December 2008 as Corporate Controller.  In this position, he was responsible for all accounting functions including SEC filings and Sarbanes-Oxley compliance.  From August 2005 to November 2008, he was Chief Financial Officer for High Country Club, a destination club.  From 2002 to 2005, in his prior tenure with Evolving Systems, he served as Controller.  Prior to 2002, he was the Assistant Controller at Convergent Communications and Audit Manager at Malouff and Co., P.C.  Mr. Moorhead is a CPA and holds a B.B.A. in Accounting from the University of Northern Colorado.

Mr. Moorhead’s 2011 compensation is as follows:  Base Salary:  $175,000; Non-Equity Incentive Compensation:  40% of Base Salary.  All other benefits are in accordance with the standard plan in place for employees of Evolving Systems, Inc.

As previously disclosed in the Company’s Current Report on Form 8-K filed November 16, 2011, with the restructuring of the Company’s business after the sale of its numbering solutions business to NeuStar, Inc., the Company eliminated the position of Executive Vice President, Chief Financial and Administrative Officer held by Brian R. Ervine, effective November 30, 2011.

On November 30, 2011, the Company delivered a Separation Letter (the “Separation Letter”) to Mr. Ervine, which has attached a general legal release (the “Release”).  Under the terms of the Separation Letter, Mr. Ervine is entitled to certain severance benefits upon the execution of the Release in favor of the Company.  The severance benefits are payable under the terms of Mr. Ervine’s Employment Agreement upon execution of the release; Mr. Ervine’s Employment Agreement was previously filed as Exhibit 99.2 to the Company’s Form 8-K filed May 19, 2011.

This summary of the terms of the Separation Letter and Release are qualified in their entirety by reference to the Separation Letter and Release which are attached to this Current Report on Form 8-K as Exhibits 99.1 and 10.1 and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1	Legal Release

99.1	Separation Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 1, 2011

Evolving Systems, Inc.

By:	/s/ THADDEUS DUPPER
Thaddeus Dupper
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Legal Release.

99.1	Separation Letter.